UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR 03.31.24

ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 1

ANNUAL REPORT

May 2, 2024

This report provides management’s discussion of fund performance for the AB Emerging Markets Multi-Asset Portfolio for the annual reporting period ended March 31, 2024.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF MARCH 31, 2024 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	16.04%	15.72%

Class C Shares	15.54%	14.78%

Advisor Class Shares[1]	16.29%	16.11%

Class R Shares[1],[2]	15.91%	15.45%

Class K Shares[1]	16.08%	15.76%

Class I Shares[1]	16.17%	16.13%

Class Z Shares[1]	16.12%	15.94%

MSCI EM Index (net)	10.42%	8.15%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended March 31, 2024. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund outperformed the benchmark for the 12-month period, before sales charges. Emerging-market (“EM”) equity index returns underperformed EM debt index returns, although both rose in absolute terms, so the structural overweight of the Fund’s multi-asset strategy to fixed-income assets contributed. The Fund’s equity assets outperformed and fixed-income assets underperformed their respective

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benchmarks. Overall security selection within equity assets contributed, while selection within fixed-income assets detracted from absolute returns. The Fund’s repositioning due to enhancements to the active equity components was a significant contributor to the Fund’s turnover rate of 134%.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. EM debt returns outperformed EM equity index returns, although both rose in absolute terms, so the structural overweight of the Fund’s multi-asset strategy to fixed-income assets contributed. The Fund’s fixed-income and equity assets outperformed their respective benchmarks, and overall security selection within equities and fixed income contributed to absolute returns.

During both periods, the Fund used derivatives for hedging and investment purposes in the form of currency forwards and written swaptions, which added to absolute performance, while credit default swaps and purchased swaptions detracted; futures and interest rate swaps added for the six-month period and detracted for the 12-month period; total return swaps were immaterial for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and EM stocks rose during the 12-month period ended March 31, 2024. During the first half of the period, central banks—led by the US Federal Reserve (the “Fed”)—reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that triggered bouts of stock market volatility. In October, stronger-than-expected third-quarter economic growth caused a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East, and concern that strength in the economy and the labor market could warrant further tightening weighed on investor sentiment globally and briefly sent all major indices into correction territory. Global equity markets began to rally in November, as inflation continued to cool, consumer spending remained resilient and the US economy grew more quickly than expected. Soft-landing expectations in the US gained momentum amid investor optimism that the Fed could begin to cut interest rates as early as the second half of the year, but firmer inflation readings for January and February tempered rate-cut expectations somewhat. Although EM equity markets gained for the period, China’s sluggish economic recovery, troubled real estate sector and lack of major fiscal stimulus dragged on EM performance. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence enthusiasm. Large-cap stocks outperformed small-cap stocks by a wide margin, although both rose in absolute terms.

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Fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country growth rates, inflation expectations and central bank decisions. Most central banks raised interest rates substantially to combat inflation, then paused further interest-rate hikes later in the period and are on the cusp of beginning monetary easing. Government bond returns in aggregate were positive, with the highest return in Switzerland, while US Treasury returns were only slightly positive. Overall, developed-market investment-grade corporate bonds solidly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and significantly outperformed government bonds—especially in the eurozone and US. EM hard-currency sovereign bonds outperformed developed-market treasuries by a wide margin. EM hard-currency corporate bonds had strong relative positive returns and outperformed developed-market corporates by credit quality. Among sovereigns and corporates, EM high yield outperformed investment grade by a material margin during the period. Local-currency sovereign bonds exceeded developed-market treasuries yet trailed other risk sectors as the US dollar gained on most currencies during the period.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s EM strategy searches for long-term growth with lower volatility. In seeking to reduce risk and provide downside mitigation, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised

(continued on next page)

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of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund may utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging

(continued on next page)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 5

purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI EM makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI EM data contained herein. The MSCI EM data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI EM. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid, and are subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk: Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

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DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/31/2014 TO 3/31/2024

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Multi-Asset Portfolio Class A shares (from 3/31/2014 to 3/31/2024) as compared with the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	15.72%	10.79%

5 Years	2.73%	1.85%

10 Years	3.16%	2.71%

CLASS C SHARES

1 Year	14.78%	13.78%

5 Years	1.93%	1.93%

10 Years[1]	2.39%	2.39%

ADVISOR CLASS SHARES[2]

1 Year	16.11%	16.11%

5 Years	2.98%	2.98%

10 Years	3.42%	3.42%

CLASS R SHARES[2]

1 Year	15.45%	15.45%

5 Years	2.48%	2.48%

10 Years	2.91%	2.91%

CLASS K SHARES[2]

1 Year	15.76%	15.76%

5 Years	2.73%	2.73%

10 Years	3.17%	3.17%

CLASS I SHARES[2]

1 Year	16.13%	16.13%

5 Years	2.99%	2.99%

10 Years	3.41%	3.41%

CLASS Z SHARES[2]

1 Year	15.94%	15.94%

5 Years	2.98%	2.98%

Since Inception[3]	1.99%	1.99%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.69%, 2.43%, 1.44%, 2.16%, 1.85%, 1.50% and 1.43% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2024. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	10.79%

5 Years	1.85%

10 Years	2.71%

CLASS C SHARES

1 Year	13.78%

5 Years	1.93%

10 Years[1]	2.39%

ADVISOR CLASS SHARES[2]

1 Year	16.11%

5 Years	2.98%

10 Years	3.42%

CLASS R SHARES[2]

1 Year	15.45%

5 Years	2.48%

10 Years	2.91%

CLASS K SHARES[2]

1 Year	15.76%

5 Years	2.73%

10 Years	3.17%

CLASS I SHARES[2]

1 Year	16.13%

5 Years	2.99%

10 Years	3.41%

CLASS Z SHARES[2]

1 Year	15.94%

5 Years	2.98%

Since Inception[3]	1.99%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,160.40	$6.70	1.24%
Hypothetical**	$1,000	$1,018.80	$6.26	1.24%
Class C
Actual	$1,000	$1,155.40	$10.67	1.98%
Hypothetical**	$1,000	$1,015.10	$9.97	1.98%
Advisor Class
Actual	$1,000	$1,162.90	$5.35	0.99%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%
Class R
Actual	$1,000	$1,157.70	$8.04	1.49%
Hypothetical**	$1,000	$1,017.55	$7.52	1.49%
Class K
Actual	$1,000	$1,160.80	$6.70	1.24%
Hypothetical**	$1,000	$1,018.80	$6.26	1.24%
Class I
Actual	$1,000	$1,161.70	$5.35	0.99%
Hypothetical**	$1,000	$1,020.05	$5.00	0.99%
Class Z
Actual	$1,000	$1,161.20	$5.35	0.99%
Hypothetical**	$1,000	$1,020.25	$5.00	0.99%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $132.2

1

The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 1.2% or less in the following sectors: Emerging Markets–Treasuries, Funds and Investment Trusts, Health Care, Regional Bonds, Swaptions, Treasury Bonds, Utilities and Options Purchased–Puts.

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PORTFOLIO SUMMARY (continued)

March 31, 2024 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd.	$5,462,017	4.1%

Samsung Electronics Co., Ltd.	3,199,231	2.4

Tencent Holdings Ltd. – Class H	2,765,446	2.1

MediaTek, Inc.	2,500,167	1.9

PDD Holdings, Inc. (ADR)	2,214,214	1.7

China Construction Bank Corp. – Class H	2,213,540	1.7

Bajaj Auto Ltd.	2,110,059	1.6

ICICI Bank Ltd.	2,106,127	1.6

NetEase, Inc. – Class H	2,036,937	1.5

Kia Corp.	2,033,600	1.5

	$26,641,338	20.1%

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following: Angola, Argentina, Bahrain, Costa Rica, Cote D’Ivoire, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Ghana, Greece, Guatemala, Hungary, Israel, Jamaica, Kazakhstan, Kenya, Lebanon, Macau, Malaysia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Portugal, Qatar, Romania, Russia, Senegal, Serbia, South Africa, Sri Lanka, Thailand, Ukraine, Uruguay, Venezuela and Zambia.

2	Long-Term Investments.

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

March 31, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS – 66.2%
Financials – 17.3%
Banks – 12.7%
Agricultural Bank of China Ltd. – Class H	774,000	$326,713
Akbank TAS	62,402	90,291
Banco del Bajio SA(a)	22,800	88,395
Banco do Brasil SA	163,800	1,849,176
Bancolombia SA	1,201	10,651
Bank Mandiri Persero Tbk PT	352,600	160,431
Bank of Baroda	26,575	84,505
Bank Polska Kasa Opieki SA	2,647	120,290
Canara Bank	12,750	89,373
China CITIC Bank Corp., Ltd. – Class A(b)	93,700	79,800
China CITIC Bank Corp., Ltd. – Class H	169,000	90,145
China Construction Bank Corp. – Class A(b)	86,000	80,901
China Construction Bank Corp. – Class H	3,668,000	2,213,540
China Everbright Bank Co., Ltd. – Class A(b)	45,900	19,725
China Everbright Bank Co., Ltd. – Class H(b)	269,000	77,401
China Merchants Bank Co., Ltd. – Class A(b)	219,400	973,924
China Merchants Bank Co., Ltd. – Class H(b)	262,000	1,038,442
Emirates NBD Bank PJSC	221,006	1,041,161
Grupo Financiero Banorte SAB de CV	7,900	84,047
Haci Omer Sabanci Holding AS	13,417	34,429
Huaxia Bank Co., Ltd. – Class A	95,400	85,029
ICICI Bank Ltd.	159,352	2,106,127
Industrial Bank Co., Ltd. – Class A(b)	25,800	57,760
Itau Unibanco Holding SA	2,100	12,536
Itau Unibanco Holding SA (Preference Shares)	233,500	1,612,721
KB Financial Group, Inc.	34,076	1,780,727
Komercni Banka AS(b)	1,727	61,854
Nedbank Group Ltd.	7,095	85,598
OTP Bank Nyrt(b)	1,787	82,247
Sberbank of Russia PJSC(c)(d)	138,696	– 0	–
SCB X PCL	27,300	85,371
SinoPac Financial Holdings Co., Ltd.	224	150
Standard Bank Group Ltd.	8,002	78,262
State Bank of India	217,100	1,966,433
Turkiye Is Bankasi AS – Class C	247,101	85,735
Union Bank of India Ltd.	47,211	87,365
Yapi ve Kredi Bankasi AS	103,722	88,173

		16,829,428

Capital Markets – 1.3%
China Cinda Asset Management Co., Ltd. – Class H(b)	1,002,000	83,280
China Galaxy Securities Co., Ltd. – Class A(b)	1,100	1,793
China Galaxy Securities Co., Ltd. – Class H(b)	163,500	80,348
HDFC Asset Management Co., Ltd.(a)	28,392	1,281,327

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Korea Investment Holdings Co., Ltd.	1,592	$78,819
NH Investment & Securities Co., Ltd.	5,888	51,605
Samsung Securities Co., Ltd.	2,863	86,574

		1,663,746

Consumer Finance – 0.1%
Shriram Finance Ltd.	2,809	79,781

Financial Services – 0.2%
Far East Horizon Ltd. – Class H	110,000	81,514
Meritz Financial Group, Inc.	857	52,110
Power Finance Corp., Ltd.	17,829	83,919
REC Ltd.	15,652	85,240

		302,783

Insurance – 3.0%
BB Seguridade Participacoes SA	267,900	1,737,072
Bupa Arabia for Cooperative Insurance Co.	1,537	108,108
China Taiping Insurance Holdings Co., Ltd. – Class H	94,800	83,107
Hyundai Marine & Fire Insurance Co., Ltd.	23,607	540,688
Old Mutual Ltd.	97,924	60,750
PICC Property & Casualty Co., Ltd. – Class H(b)	278,000	366,889
Samsung Fire & Marine Insurance Co., Ltd.	4,904	1,126,200

		4,022,814

		22,898,552

Information Technology – 17.1%
Communications Equipment – 0.6%
Accton Technology Corp.(b)	54,000	773,848
ZTE Corp. – Class H(b)	20,000	39,924

		813,772

Electronic Equipment, Instruments & Components – 0.9%
Hon Hai Precision Industry Co., Ltd.(b)	210,000	1,019,981
Synnex Technology International Corp.(b)	32,000	78,342
WPG Holdings Ltd.	30,000	90,010
Zhen Ding Technology Holding Ltd.	11,000	42,962

		1,231,295

IT Services – 0.1%
Arabian Internet & Communications Services Co.(b)	614	61,901

Semiconductors & Semiconductor Equipment – 9.2%
Broadcom, Inc.	1,363	1,806,534
King Yuan Electronics Co., Ltd.(b)	18,000	59,649
MediaTek, Inc.	69,000	2,500,167
Novatek Microelectronics Corp.(b)	77,000	1,417,553

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Realtek Semiconductor Corp.	47,000	$818,467
Taiwan Semiconductor Manufacturing Co., Ltd.	228,000	5,462,017
Tongwei Co., Ltd. – Class A	23,500	79,984
United Microelectronics Corp.(b)	14,000	22,737

		12,167,108

Software – 0.1%
Oracle Financial Services Software Ltd.	815	86,072

Technology Hardware, Storage & Peripherals – 6.2%
Advantech Co., Ltd.(b)	51,000	648,838
Anker Innovations Technology Co., Ltd. – Class A	27,500	289,854
Asia Vital Components Co., Ltd.(b)	20,000	338,731
Asustek Computer, Inc.(b)	119,000	1,575,378
Chicony Electronics Co., Ltd.(b)	20,000	138,318
Compal Electronics, Inc.(b)	34,000	40,721
Lenovo Group Ltd. – Class H	36,000	41,710
Lite-On Technology Corp.	19,000	62,984
Micro-Star International Co., Ltd.(b)	10,000	52,183
Samsung Electronics Co., Ltd.	53,234	3,199,231
Samsung Electronics Co., Ltd. (Preference Shares)	1,935	96,580
Shenzhen Transsion Holdings Co., Ltd. – Class A	43,836	986,322
Wistron Corp.(b)	25,000	94,177
Wiwynn Corp.(b)	10,000	684,763

		8,249,790

		22,609,938

Consumer Discretionary – 11.1%
Automobile Components – 0.1%
Hankook Tire & Technology Co., Ltd.	4,353	174,910

Automobiles – 4.0%
Bajaj Auto Ltd.	19,265	2,110,059
Hero MotoCorp Ltd.	1,531	87,031
Hyundai Motor Co.	420	73,907
Hyundai Motor Co. (Preference Shares)	733	86,122
Hyundai Motor Co. (2nd PRF)	731	85,194
Kia Corp.	24,469	2,033,600
Li Auto, Inc. – Class H(b)	33,600	510,200
Tata Motors Ltd.	7,263	86,857
Tata Motors Ltd. (A-DVR)	11,038	87,056
TVS Motor Co., Ltd.	3,433	89,395
Yadea Group Holdings Ltd. – Class H(a)	48,000	77,883

		5,327,304

Broadline Retail – 3.4%
Alibaba Group Holding Ltd. – Class H	20,000	180,856

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

JD.com, Inc. – Class H	29,254	$401,274
MercadoLibre, Inc.(b)	1,072	1,620,821
PDD Holdings, Inc. (ADR)(b)	19,047	2,214,214
Woolworths Holdings Ltd./South Africa	3,804	11,892

		4,429,057

Diversified Consumer Services – 0.3%
New Oriental Education & Technology Group, Inc. – Class H(b)	46,700	408,151

Hotels, Restaurants & Leisure – 0.7%
Genting Bhd	44,100	44,027
H World Group Ltd. – Class H	10,600	41,052
Indian Hotels Co., Ltd.	12,569	89,495
Meituan – Class H(a)(b)	53,400	659,175
Trip.com Group Ltd. (ADR)(b)	1,913	83,962

		917,711

Household Durables – 0.3%
Coway Co., Ltd.	233	9,739
Hisense Visual Technology Co., Ltd. – Class A	114,300	372,428

		382,167

Specialty Retail – 1.4%
HLA Group Corp., Ltd. – Class A	1,023,400	1,236,614
Jarir Marketing Co.	22,026	86,334
Topsports International Holdings Ltd. – Class H(a)	166,000	111,335
Vibra Energia SA	82,500	411,398
Zhongsheng Group Holdings Ltd. – Class H	12,000	20,844

		1,866,525

Textiles, Apparel & Luxury Goods – 0.9%
ANTA Sports Products Ltd. – Class H	65,800	701,613
Bosideng International Holdings Ltd. – Class H	868,000	434,146

		1,135,759

		14,641,584

Communication Services – 7.4%
Diversified Telecommunication Services – 0.9%
LG Uplus Corp.	11,432	85,321
Telefonica Brasil SA	104,700	1,056,311

		1,141,632

Entertainment – 2.5%
International Games System Co., Ltd.(b)	35,000	1,230,813
NetEase, Inc. – Class H	98,300	2,036,937

		3,267,750

Interactive Media & Services – 2.1%
Tencent Holdings Ltd. – Class H	71,000	2,765,446
Yandex NV – Class A(b)(c)(d)	11,500	– 0	–

		2,765,446

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 0.1%
Cheil Worldwide, Inc.	6,040	$83,763

Wireless Telecommunication Services – 1.8%
Etihad Etisalat Co.(b)	44,913	629,896
SK Telecom Co., Ltd.	46,066	1,824,000

		2,453,896

		9,712,487

Industrials – 2.8%
Aerospace & Defense – 0.2%
Bharat Electronics Ltd.	35,863	87,010
Hanwha Aerospace Co., Ltd.	546	84,220
Hindustan Aeronautics Ltd.(a)	2,152	86,453

		257,683

Air Freight & Logistics – 0.1%
Hyundai Glovis Co., Ltd.	613	82,273

Commercial Services & Supplies – 0.1%
Indian Railway Catering & Tourism Corp., Ltd.	7,577	84,590

Electrical Equipment – 0.1%
TBEA Co., Ltd. – Class A	40,400	84,201

Industrial Conglomerates – 0.4%
Astra International Tbk PT	255,800	83,107
CITIC Ltd. – Class H	83,000	79,886
GS Holdings Corp.	2,359	84,893
Mytilineos SA	1,757	67,785
Quinenco SA	24,258	86,161
Sime Darby Bhd	155,800	85,654

		487,486

Machinery – 1.4%
Ashok Leyland Ltd.	20,503	42,346
Cummins India Ltd.	2,408	87,413
Doosan Bobcat, Inc.	1,962	78,719
Yutong Bus Co., Ltd. – Class A	625,800	1,618,292

		1,826,770

Marine Transportation – 0.1%
COSCO SHIPPING Holdings Co., Ltd. – Class A(b)	59,800	85,472
COSCO SHIPPING Holdings Co., Ltd. – Class H(b)	84,100	88,547
Yang Ming Marine Transport Corp.	20,000	27,612

		201,631

Passenger Airlines – 0.1%
Eva Airways Corp.(b)	83,000	81,975
Korean Air Lines Co., Ltd.	4,957	79,810
Latam Airlines Group SA(b)	2,812,984	35,056

		196,841

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 0.0%
HeadHunter Group PLC (ADR)(b)(c)(d)	18,930	$	– 0	–

Trading Companies & Distributors – 0.1%
BOC Aviation Ltd. – Class H(a)	2,800		21,601
Posco International Corp.	2,068		81,747
Xiamen C & D, Inc. – Class A	59,500		83,234

			186,582

Transportation Infrastructure – 0.2%
International Container Terminal Services, Inc.	14,930		84,457
Malaysia Airports Holdings Bhd	42,100		88,130
Salik Co. PJSC	88,642		89,553

			262,140

			3,670,197

Consumer Staples – 2.5%
Consumer Staples Distribution & Retail – 0.9%
BBB Foods, Inc. – Class A(b)	5,988		142,395
BIM Birlesik Magazalar AS	39,276		426,705
Jeronimo Martins SGPS SA(b)	21,480		426,170
Nahdi Medical Co.	2,103		82,957
President Chain Store Corp.(b)	4,000		33,169

			1,111,396

Food & Staples Retailing – 0.0%
Magnit PJSC(b)(c)(d)	1,178		– 0	–

Food Products – 0.1%
China Feihe Ltd. – Class H(a)	186,384		87,709

Household Products – 0.4%
Colgate-Palmolive Co.	4,651		418,823
Kimberly-Clark de Mexico SAB de CV	34,100		79,665

			498,488

Personal Care Products – 1.1%
Colgate-Palmolive India Ltd.	45,382		1,490,948

Tobacco – 0.0%
Eastern Co. SAE	81,756		46,544

			3,235,085

Materials – 2.4%
Chemicals – 0.7%
PhosAgro PJSC (GDR REG S)(b)(c)(d)(e)	4,393		– 0	–
PhosAgro PJSC (GDR)(b)(c)(d)(e)	28		– 0	–
SABIC Agri-Nutrients Co.	2,643		86,418
Saudi Aramco Base Oil Co.	1,873		83,638
Yunnan Yuntianhua Co., Ltd. – Class A(b)	298,600		762,269

			932,325

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction Materials – 0.5%
GCC SAB de CV	53,984	$643,317

Metals & Mining – 1.2%
Aluminum Corp. of China Ltd. – Class H(b)	884,000	562,896
Amman Mineral Internasional PT(b)	76,600	42,294
China Hongqiao Group Ltd. – Class H	9,395	10,588
Harmony Gold Mining Co., Ltd.	907	7,500
Henan Shenhuo Coal Industry & Electricity Power Co., Ltd. – Class A(b)	31,600	84,361
Hunan Valin Steel Co., Ltd. – Class A	118,700	84,039
Jiangxi Copper Co., Ltd. – Class A(b)	27,800	86,242
Jiangxi Copper Co., Ltd. – Class H	52,000	88,814
Kumba Iron Ore Ltd.	3,555	86,767
MMC Norilsk Nickel PJSC (ADR)(b)(c)(d)	3,568	– 0	–
NMDC Ltd.	35,149	85,437
Polyus PJSC (GDR)(b)(c)(d)(e)	284	– 0	–
Vedanta Ltd.	24,374	80,053
Western Mining Co., Ltd. – Class A(b)	147,900	377,926

		1,596,917

		3,172,559

Real Estate – 2.3%
Real Estate Management & Development – 2.3%
Aldar Properties PJSC	352,045	529,182
Corp. Inmobiliaria Vesta SAB de CV	152,212	594,986
Emaar Development PJSC(b)	250,022	558,290
Emaar Properties PJSC(b)	635,168	1,409,659

		3,092,117

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
Adaro Energy Indonesia Tbk PT	494,900	84,323
Bharat Petroleum Corp., Ltd.	25,641	186,245
China Coal Energy Co., Ltd. – Class H(b)	66,000	64,288
Gazprom PJSC(b)(c)(d)	153,780	– 0	–
Hindustan Petroleum Corp., Ltd.	15,131	86,944
Indian Oil Corp., Ltd.	41,259	83,380
Jizhong Energy Resources Co., Ltd. – Class A	82,500	84,956
LUKOIL PJSC(c)(d)(f)	18,789	– 0	–
Petrindo Jaya Kreasi Tbk PT(b)	23,500	7,352
PetroChina Co., Ltd. – Class H	876,000	751,277
Petroleo Brasileiro SA	9,900	75,562
Petroleo Brasileiro SA (Preference Shares)	51,300	382,137
Shan Xi Hua Yang Group New Energy Co., Ltd. – Class A	66,900	84,607
Shanxi Coking Coal Energy Group Co., Ltd. – Class A	46,900	65,952

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Shanxi Lu’an Environmental Energy Development Co., Ltd. – Class A	30,400	$83,972
United Tractors Tbk PT	55,700	84,944
Yankuang Energy Group Co., Ltd. – Class A(b)	26,700	84,905
Yankuang Energy Group Co., Ltd. – Class H(b)	40,000	84,113

		2,294,957

Utilities – 1.2%
Electric Utilities – 0.6%
Cia Energetica de Minas Gerais (Preference Shares)	34,400	86,147
CPFL Energia SA	11,800	81,899
Enel Chile SA(b)	1,329,045	79,097
Manila Electric Co.	13,390	85,035
Power Grid Corp. of India Ltd.	155,953	518,795

		850,973

Gas Utilities – 0.2%
ENN Natural Gas Co., Ltd. – Class A(b)	32,800	86,562
GAIL India Ltd.	76,022	166,251

		252,813

Independent Power and Renewable Electricity Producers – 0.3%
ACWA Power Co.(b)	570	51,518
Adani Power Ltd.(b)	11,471	73,450
Engie Brasil Energia SA	4,200	33,715
NTPC Ltd.	53,781	218,250

		376,933

Multi-Utilities – 0.1%
YTL Corp. Bhd	75,600	41,699
YTL Power International Bhd	108,000	86,362

		128,061

		1,608,780

Health Care – 0.4%
Health Care Equipment & Supplies – 0.2%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. – Class A	6,700	258,388

Health Care Providers & Services – 0.1%
Sinopharm Group Co., Ltd. – Class H	30,400	77,954

Pharmaceuticals – 0.1%
Dr. Reddy’s Laboratories Ltd.	1,130	83,276
Hubei Jumpcan Pharmaceutical Co., Ltd. – Class A	17,100	86,453

		169,729

		506,071

Total Common Stocks (cost $73,297,363)		87,442,327

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

FIXED INCOME – 24.7%
Sovereign Bonds – 13.9%
Angolan Government International Bond 8.00%, 11/26/2029(a)	U.S.$	205	$191,098
9.125%, 11/26/2049(a)		320	271,100
Argentine Republic Government International Bond 0.75%, 07/09/2030(g)		155	80,455
1.00%, 07/09/2029		236	125,967
3.50%, 07/09/2041(g)		210	84,412
3.625%, 07/09/2035(g)		131	54,394
4.25%, 01/09/2038(g)		1,019	471,752
Chile Government International Bond 5.33%, 01/05/2054		319	307,137
Colombia Government International Bond 3.125%, 04/15/2031		282	224,895
4.125%, 02/22/2042		203	137,329
5.00%, 06/15/2045		200	144,700
7.50%, 02/02/2034		350	357,175
8.00%, 11/14/2035		205	215,250
Costa Rica Government International Bond 7.16%, 03/12/2045(a)		200	209,250
Dominican Republic International Bond 4.875%, 09/23/2032(a)		380	340,694
6.875%, 01/29/2026(a)		270	272,565
8.625%, 04/20/2027(a)		200	208,500
Ecuador Government International Bond 3.50%, 07/31/2035(a)(g)		1,072	561,627
6.00%, 07/31/2030(a)(g)		169	114,344
Egypt Government International Bond 7.60%, 03/01/2029(a)(g)		400	369,250
8.15%, 11/20/2059(a)		305	233,706
8.50%, 01/31/2047(a)		305	242,094
8.875%, 05/29/2050(a)		327	268,855
El Salvador Government International Bond 6.375%, 01/18/2027(a)		226	196,620
8.625%, 02/28/2029(a)		416	361,660
Ghana Government International Bond 7.875%, 02/11/2035(a)(b)(h)		200	102,750
8.63%, 06/16/2049(b)(e)(h)		279	140,372
8.95%, 03/26/2051(a)(b)(h)		211	107,742
Guatemala Government Bond 4.375%, 06/05/2027(a)		201	191,955
Hungary Government International Bond 2.125%, 09/22/2031(a)		202	160,285
5.25%, 06/16/2029(a)		295	292,050
6.75%, 09/25/2052(a)		200	214,816

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Indonesia Government International Bond 3.85%, 10/15/2030	U.S.$	315	$294,919
Ivory Coast Government International Bond 6.125%, 06/15/2033(a)		515	462,856
6.375%, 03/03/2028(a)		200	197,375
Jamaica Government International Bond 7.875%, 07/28/2045		225	264,727
8.00%, 03/15/2039		208	246,870
Lebanon Government International Bond 6.00%, 01/27/2023(a)(b)(i)		36	2,358
6.65%, 04/22/2024(a)(b)(h)		57	3,733
6.85%, 03/23/2027(a)(b)(h)		481	31,505
Series E 6.10%, 10/04/2022(a)(b)(i)		216	14,148
Series G 1.00%, 11/27/2026(a)(b)(h)		170	11,135
6.20%, 02/26/2025(a)(b)(h)		206	13,493
Mexico Government International Bond 3.77%, 05/24/2061		390	253,987
6.00%, 05/07/2036		375	375,750
Nigeria Government International Bond 6.125%, 09/28/2028(a)		326	295,030
6.50%, 11/28/2027(a)		222	208,749
7.375%, 09/28/2033(a)		363	310,705
8.375%, 03/24/2029(a)		207	201,890
Oman Government International Bond 6.25%, 01/25/2031(a)		275	284,711
7.375%, 10/28/2032(a)		200	222,250
Pakistan Government International Bond 8.875%, 04/08/2051(a)		259	195,464
Panama Bonos del Tesoro Series DOM 3.36%, 06/30/2031		74	58,025
Panama Government International Bond 3.87%, 07/23/2060		370	212,750
6.85%, 03/28/2054		200	180,700
Panama Notas del Tesoro 3.75%, 04/17/2026		195	186,469
Paraguay Government International Bond 3.85%, 06/28/2033(a)		223	194,777
Peruvian Government International Bond 5.625%, 11/18/2050		65	64,512
Philippine Government International Bond 3.56%, 09/29/2032		450	404,578
4.20%, 03/29/2047		273	230,514
Republic of Kenya Government International Bond 7.00%, 05/22/2027(a)		200	195,000
8.00%, 05/22/2032(a)		240	224,925

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Republic of Poland Government International Bond 4.875%, 10/04/2033	U.S.$	98	$96,437
Republic of South Africa Government International Bond 5.875%, 04/20/2032		370	333,462
Romanian Government International Bond 3.00%, 02/14/2031(a)		94	79,019
3.625%, 03/27/2032(a)		238	204,457
4.00%, 02/14/2051(a)		210	148,917
5.25%, 11/25/2027(a)		352	347,050
5.875%, 01/30/2029(a)		60	60,004
6.00%, 05/25/2034(a)		230	228,563
Saudi Government International Bond 3.45%, 02/02/2061(a)		262	174,558
5.00%, 01/18/2053(a)		313	280,135
5.75%, 01/16/2054(a)		200	197,938
Senegal Government International Bond 6.25%, 05/23/2033(a)		405	345,516
Serbia International Bond 6.50%, 09/26/2033(a)		390	397,922
Sri Lanka Government International Bond 7.85%, 03/14/2029(a)(b)(h)		578	337,471
Turkiye Government International Bond 5.875%, 06/26/2031		755	692,948
6.125%, 10/24/2028		270	264,009
Ukraine Government International Bond 6.75%, 06/20/2028(a)(g)	EUR	173	55,712
7.375%, 09/25/2034(a)(g)	U.S.$	631	183,937
7.75%, 09/01/2025(a)(g)		343	127,768
7.75%, 09/01/2026(a)(g)		371	132,633
Uruguay Government International Bond 4.975%, 04/20/2055		62	58,551
5.10%, 06/18/2050		124	119,907
Venezuela Government International Bond 11.95%, 08/05/2031(a)(b)(h)		265	44,304
12.75%, 08/23/2022(a)(b)(i)		564	94,769
Zambia Government International Bond 8.97%, 07/30/2027(a)(b)(h)		287	210,586

			18,315,277

Quasi-Sovereign Bonds – 5.2%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)		235	172,909
Banco Nacional de Panama 2.50%, 08/11/2030(a)		200	155,250
Bank Gospodarstwa Krajowego 5.375%, 05/22/2033(a)		200	199,000

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Bapco Energies BSCC 7.50%, 10/25/2027(a)	U.S.$	259	$265,799
CNAC HK Finbridge Co., Ltd. 5.125%, 03/14/2028(a)		200	199,500
Comision Federal de Electricidad 5.00%, 09/29/2036(a)		212	186,829
Corp. Nacional del Cobre de Chile
3.00%, 09/30/2029(a)		540	477,900
5.125%, 02/02/2033(a)		200	189,937
5.95%, 01/08/2034(a)		318	318,397
Dianjian Haiyu Ltd. 4.25%, 01/14/2027(a)(j)		200	193,062
DP World Ltd./United Arab Emirates 6.85%, 07/02/2037(a)		200	218,313
Gaci First Investment Co. 4.875%, 02/14/2035(a)		200	190,722
5.125%, 02/14/2053(a)		315	273,081
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 5.45%, 05/15/2030(a)		200	197,237
Lamar Funding Ltd. 3.96%, 05/07/2025(a)		200	195,500
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(a)		245	246,531
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2028(e)(g)		200	121,000
7.65%, 07/19/2025(c)(e)(g)		190	154,850
Pertamina Persero PT 1.40%, 02/09/2026(a)		280	259,460
2.30%, 02/09/2031(a)		200	165,272
Petroleos de Venezuela SA 5.375%, 04/12/2027(a)(b)(h)		1,271	115,634
6.00%, 11/15/2026(a)(b)(h)		220	20,020
9.00%, 11/17/2021(a)(b)(i)		128	12,844
Petroleos Mexicanos 6.35%, 02/12/2048		480	306,120
6.50%, 03/13/2027		401	376,944
6.70%, 02/16/2032		396	329,670
6.95%, 01/28/2060		235	155,347
QatarEnergy 3.30%, 07/12/2051(a)		706	498,613
State Agency of Roads of Ukraine 6.25%, 06/24/2030(e)(g)		360	103,140
TC Ziraat Bankasi AS 8.00%, 01/16/2029(a)		200	202,875
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		204	203,171

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Turkiye Ihracat Kredi Bankasi AS 9.00%, 01/28/2027(a)	U.S.$	200	$208,840

			6,913,767

Corporate Bonds – 4.2%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		200	197,772
AES Andes SA 6.30%, 03/15/2029(a)		200	201,932
Banco de Credito del Peru SA 5.85%, 01/11/2029(a)		64	64,696
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		219	168,980
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		200	171,760
Canacol Energy Ltd. 5.75%, 11/24/2028(a)		200	88,889
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)		200	184,750
CSN Resources SA 4.625%, 06/10/2031(a)		200	164,000
Ecopetrol SA 8.625%, 01/19/2029		381	402,205
Empresas Publicas de Medellin ESP 8.375%, 11/08/2027(a)	COP	418,000	95,496
Falabella SA 3.75%, 10/30/2027(a)	U.S.$	200	182,663
First Quantum Minerals Ltd. 9.375%, 03/01/2029(a)		200	207,130
Geopark Ltd. 5.50%, 01/17/2027(a)		200	181,500
Greenko Dutch BV 3.85%, 03/29/2026(a)		185	173,671
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(a)		220	211,337
India Clean Energy Holdings 4.50%, 04/18/2027(a)		200	183,375
KazMunayGas National Co. JSC 5.375%, 04/24/2030(a)		215	211,036
Lenovo Group Ltd. 3.42%, 11/02/2030(a)		245	214,834
Leviathan Bond Ltd. 6.75%, 06/30/2030(a)		42	39,432
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		298	274,763
Mersin Uluslararasi Liman Isletmeciligi AS 8.25%, 11/15/2028(a)		200	206,625

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Minejesa Capital BV 5.625%, 08/10/2037(a)	U.S.$	215	$194,441
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		132	33
OEC Finance Ltd. 7.125%, 12/26/2046(a)(c)(g)(k)		146	8,753
Prosus NV 3.06%, 07/13/2031(a)		200	161,500
Raizen Fuels Finance SA 6.45%, 03/05/2034(a)		200	205,222
Sands China Ltd. 5.40%, 08/08/2028(g)		200	196,198
Saudi Arabian Oil Co. 2.25%, 11/24/2030(a)		395	333,034
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		200	175,000
Studio City Finance Ltd. 6.50%, 01/15/2028(a)		200	190,250
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		260	211,331
Tonon Luxembourg SA 6.50%, 10/31/2024(b)(e)(h)		105	11
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022(b)(c)(d)(e)(i)		202	20
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		191	117,883

			5,620,522

Treasury Bonds – 0.8%
Colombian TES Series B 7.25%, 10/26/2050	COP	2,094,000	379,644
India Government Bond 7.18%, 08/14/2033	INR	42,270	511,360
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	1,298	67,302
8.00%, 07/31/2053		2,410	124,075

			1,082,381

Emerging Markets - Treasuries – 0.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2027	BRL	1,614	320,395
Dominican Republic International Bond 11.25%, 09/15/2035(a)	DOP	11,500	209,285
Jamaica Government International Bond 9.625%, 11/03/2030	JMD	13,000	89,263

			618,943

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Regional Bonds – 0.1%
Credicorp Capital Sociedad Titulizadora SA 10.10%, 12/15/2043(a)	PEN	500	$135,894

Total Fixed Income (cost $35,614,859)			32,686,784

		Notional Amount
PURCHASED OPTIONS - PUTS – 0.0%
Swaptions – 0.0%
OTC - 10 Year Interest Rate Swap Expiration: Apr 2024, Contracts: 750,000; Exercise Rate: 4.445%; Counterparty: Deutsche Bank AG(b) (premiums paid $15,656)	USD	750,000	– 0	–

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 6.6%
Treasury Bills – 5.3%
United States – 5.2%
U.S. Treasury Bill Zero Coupon, 04/16/2024	U.S.$	175	174,615
Zero Coupon, 04/30/2024		175	174,260
Zero Coupon, 05/14/2024		175	173,899
Zero Coupon, 05/23/2024		6,400	6,351,420

Egypt – 0.1%
Egypt Treasury Bills Series 364D Zero Coupon, 09/10/2024		12,425,000	233,172

Total Treasury Bills (cost $7,096,950)			7,107,366

		Shares
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(l)(m)(n) (cost $1,550,198)		1,550,198	1,550,198

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.1%
ANZ, Hong Kong 3.08%, 04/02/2024	AUD	12	$7,526
BBH, New York 0.52%, 04/02/2024	CHF	1	1,388
2.64%, 04/01/2024	SGD	1	693
3.28%, 04/02/2024	NOK	2	165
3.79%, 04/01/2024	CAD	11	7,934
6.27%, 04/02/2024	ZAR	118	6,220
Citibank, London 2.85%, 04/02/2024	EUR	4	4,130
HSBC, Hong Kong 2.36%, 04/02/2024	HKD	81	10,395
Royal Bank of Canada, London 4.15%, 04/02/2024	GBP	5	6,736
SEB, Stockholm 2.79%, 04/02/2024	SEK	10	890
SMBC, Tokyo (0.25)%, 04/01/2024	JPY	4,956	32,740

Total Time Deposits (cost $78,817)			78,817

Total Short-Term Investments (cost $8,725,965)			8,736,381

Total Investments – 97.5% (cost $117,653,843)			$128,865,492	(o)
Other assets less liabilities – 2.5%			3,321,152

Net Assets – 100.0%			$132,186,644

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
MSCI Emerging Markets Index Futures	168	June 2024	$8,811,600	$29,400
U.S. 10 Yr Ultra Futures	7	June 2024	802,266	3,992
U.S. T-Note 5 Yr (CBT) Futures	16	June 2024	1,712,250	2,625
U.S. T-Note 10 Yr (CBT) Futures	22	June 2024	2,437,531	8,250
U.S. Ultra Bond (CBT) Futures	12	June 2024	1,548,000	26,117

				$70,384

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	BRL	37,262	USD	7,466	04/02/2024	$36,321
Bank of America NA	USD	7,458	BRL	37,262	04/02/2024	(28,551)
Bank of America NA	PLN	4,299	USD	1,076	04/19/2024	330
Bank of America NA	USD	3,409	IDR	53,744,735	04/25/2024	(25,383)
Bank of America NA	PEN	4,085	USD	1,108	05/16/2024	10,280
Barclays Bank PLC	USD	431	KRW	561,506	04/18/2024	(14,474)
Barclays Bank PLC	CZK	23,278	USD	991	04/19/2024	(1,339)
Barclays Bank PLC	USD	811	PHP	45,612	04/25/2024	1,089
Barclays Bank PLC	MYR	14,689	USD	3,154	08/21/2024	54,119
Barclays Bank PLC	USD	1,948	MYR	9,241	08/21/2024	2,071
Barclays Bank PLC	USD	1,228	MYR	5,766	08/21/2024	(11,188)
BNP Paribas	KRW	2,243,254	USD	1,699	04/18/2024	35,288
BNP Paribas	USD	816	KRW	1,080,283	04/18/2024	(14,824)
BNP Paribas	USD	1,368	ZAR	26,254	04/19/2024	15,891
BNP Paribas	IDR	18,325,840	USD	1,171	04/25/2024	17,358
BNP Paribas	PHP	13,575	USD	241	04/25/2024	(743)
BNP Paribas	USD	841	CNH	6,027	05/23/2024	(9,476)
BNP Paribas	USD	1,841	TWD	58,810	05/24/2024	334
Brown Brothers Harriman & Co.	HUF	44,176	USD	121	04/19/2024	31
Brown Brothers Harriman & Co.	USD	395	ZAR	7,509	04/19/2024	565
Brown Brothers Harriman & Co.	ZAR	3,146	USD	163	04/19/2024	(2,429)
Brown Brothers Harriman & Co.	USD	314	TRY	10,438	04/22/2024	606
Brown Brothers Harriman & Co.	THB	53,773	USD	1,480	05/08/2024	1,556
Brown Brothers Harriman & Co.	USD	783	THB	27,948	05/08/2024	(14,466)
Brown Brothers Harriman & Co.	USD	449	MXN	7,569	05/23/2024	2,887
Citibank NA	TWD	29,341	USD	945	05/24/2024	26,257
Deutsche Bank AG	USD	1,696	PLN	6,765	04/19/2024	(2,499)
Deutsche Bank AG	USD	2,077	ZAR	39,288	04/19/2024	(5,638)
Deutsche Bank AG	IDR	27,153,323	USD	1,726	04/25/2024	16,876
Goldman Sachs Bank USA	PHP	42,232	USD	757	04/25/2024	6,045
Goldman Sachs Bank USA	COP	5,842,022	USD	1,479	05/16/2024	(21,210)
Goldman Sachs Bank USA	CNH	117,683	USD	16,406	05/23/2024	166,996
Goldman Sachs Bank USA	INR	14,761	USD	177	06/14/2024	121
HSBC Bank USA	TRY	36,624	USD	1,085	04/22/2024	(20,107)
HSBC Bank USA	USD	3,615	IDR	56,661,026	04/25/2024	(47,395)
HSBC Bank USA	USD	3,310	PHP	185,978	04/25/2024	(325)
HSBC Bank USA	USD	737	CNH	5,337	05/23/2024	(829)
JPMorgan Chase Bank NA	BRL	6,542	USD	1,316	04/02/2024	11,367
JPMorgan Chase Bank NA	USD	1,309	BRL	6,542	04/02/2024	(5,013)
JPMorgan Chase Bank NA	USD	2,171	ZAR	41,650	04/19/2024	25,005
JPMorgan Chase Bank NA	IDR	17,942,292	USD	1,153	04/25/2024	23,320
JPMorgan Chase Bank NA	PHP	37,441	USD	668	04/25/2024	1,313
JPMorgan Chase Bank NA	USD	1,152	PHP	63,870	04/25/2024	(15,154)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank NA	USD	5,091	MXN	86,210	05/23/2024	$51,942
JPMorgan Chase Bank NA	USD	3,794	INR	315,269	06/14/2024	(21,732)
Morgan Stanley Capital Services LLC	BRL	43,804	USD	8,767	04/02/2024	33,564
Morgan Stanley Capital Services LLC	USD	8,789	BRL	43,804	04/02/2024	(55,025)
Morgan Stanley Capital Services LLC	KRW	1,195,067	USD	898	04/18/2024	11,551
Morgan Stanley Capital Services LLC	USD	457	KRW	616,249	04/18/2024	255
Morgan Stanley Capital Services LLC	HUF	343,626	USD	952	04/19/2024	12,118
Morgan Stanley Capital Services LLC	BRL	43,804	USD	8,761	05/03/2024	54,410
Morgan Stanley Capital Services LLC	CLP	1,040,954	USD	1,082	05/16/2024	20,749
Morgan Stanley Capital Services LLC	MXN	15,087	USD	903	05/23/2024	2,698
Societe Generale	PHP	122,613	USD	2,179	04/25/2024	(2,926)
UBS AG	USD	259	BRL	1,297	05/03/2024	(1,669)
UBS AG	USD	2,532	TWD	79,582	05/24/2024	(41,250)

						$279,668

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-EMHY Series 41, 5 Year Index, 06/20/2029*	1.00%	Quarterly	2.89%	USD	610	$49,578	$49,915	$(337)
Qatar Government International Bond, 9.75%, 06/15/2030, 06/20/2029*	1.00	Quarterly	0.38	USD	2,540	(74,083)	(70,240)	(3,843)
Sale Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 06/20/2029*	1.00	Quarterly	1.37	USD	110	(1,837)	(1,971)	134
CDX-EM Series 41, 5 Year Index, 06/20/2029*	1.00	Quarterly	1.68	USD	4,380	(133,152)	(145,018)	11,866

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Columbia Government International Bond, 10.375%, 01/28/2033, 06/20/2029*	1.00%	Quarterly	1.72%	USD	120	$(3,910)	$(4,160)	$250
Indonesia Government International Bond, 4.125%, 01/15/2025, 06/20/2029*	1.00	Quarterly	0.73	USD	110	1,399	1,226	173
People’s Republic of China, 7.500%, 10/28/2027, 06/20/2029*	1.00	Quarterly	0.72	USD	110	1,477	1,456	21
South Africa Government International Bond, 5.875%, 09/16/2025, 06/20/2029*	1.00	Quarterly	2.58	USD	140	(9,775)	(9,004)	(771)
Turkey Government International Bond, 11.875%, 01/15/2030, 06/20/2029*	1.00	Quarterly	3.01	USD	150	(13,187)	(15,087)	1,900
United Mexican States, 4.150%, 03/28/2027, 06/20/2029*	1.00	Quarterly	0.92	USD	110	415	410	5

						$(183,075)	$(192,473)	$9,398

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	5,420	06/06/2028	1 Day SOFR	3.630%	Annual	$(163,952)	$	– 0	–	$(163,952)
USD	1,380	10/27/2028	1 Day SOFR	4.611%	Annual	29,065		– 0	–	29,065
USD	370	10/27/2053	4.353%	1 Day SOFR	Annual	(46,417)		– 0	–	(46,417)

						$(181,304)	$	– 0	–	$(181,304)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $24,780,165 or 18.75% of net assets.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

(b)	Non-income producing security.

(c)	Fair valued by the Adviser

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.40% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Ghana Government International Bond 8.63%, 06/16/2049	08/31/2022	$100,635	$140,372		0.11%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2028	11/04/2019	200,000	121,000		0.09%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.65%, 07/19/2025	12/08/2021	190,346	154,850		0.12%
PhosAgro PJSC (GDR REG S)	06/30/2021	89,310	– 0	–	0.00%
PhosAgro PJSC (GDR)	06/30/2021	447	– 0	–	0.00%
Polyus PJSC (GDR)	09/06/2019 – 04/27/2022	4,388	– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	360,000	103,140		0.08%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 – 10/31/2021	199,358	11		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/12/2013	172,628	20		0.00%

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
LUKOIL PJSC	01/11/2016 – 02/15/2022	$959,077	$	– 0	–	0.00%

(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2024.

(h)	Defaulted.

(i)	Defaulted matured security.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2024.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	Affiliated investments.

(o)

On March 29, 2024, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JMD – Jamaican Dollar

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

GDR – Global Depositary Receipt

JSC – Joint Stock Company

MSCI – Morgan Stanley Capital International

OTC – Over-the-Counter

PJSC – Public Joint Stock Company

REG – Registered Shares

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES

March 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $116,103,645)	$127,315,294
Affiliated issuers (cost $1,550,198)	1,550,198
Cash collateral due from broker	1,228,940
Foreign currencies, at value (cost $1,953,443)	1,950,435
Receivable for investment securities sold and foreign currency transactions	1,101,062
Unaffiliated dividends and interest receivable	813,909
Unrealized appreciation on forward currency exchange contracts	643,313
Receivable for capital stock sold	96,956
Receivable from Adviser	61,585
Receivable for Variation margin on futures	36,036
Affiliated dividends receivable	11,811

Total assets	134,809,539

Liabilities
Due to custodian	120,924
Payable for investment securities purchased	870,287
Payable for capital gains taxes	643,461
Unrealized depreciation on forward currency exchange contracts	363,645
Payable for capital stock redeemed	240,385
Custody and accounting fees payable	146,587
Advisory fee payable	95,614
Administrative fee payable	21,073
Payable for variation margin on centrally cleared swaps	4,653
Transfer Agent fee payable	1,588
Distribution fee payable	917
Directors’ fee payable	819
Accrued expenses	112,942

Total liabilities	2,622,895

Net Assets	$132,186,644

Composition of Net Assets
Capital stock, at par	$1,586
Additional paid-in capital	153,935,892
Accumulated loss	(21,750,834)

$132,186,644

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,503,795	301,073	$8.32	*

C	$287,063	34,698	$8.27

Advisor	$128,557,765	15,421,304	$8.34

R	$112,856	13,460	$8.38

K	$399,536	47,814	$8.36

I	$315,226	38,225	$8.25

Z	$10,403	1,258	$8.27

*	The maximum offering price per share for Class A shares was $8.69, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 41

STATEMENT OF OPERATIONS

Year Ended March 31, 2024

Investment Income
Interest (net of foreign taxes withheld of $2,679)	$2,970,969
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $464,786)	2,920,943
Affiliated issuers	181,767
Other income	3,568
Securities lending income	1,801	$6,079,048

Expenses
Advisory fee (see Note B)	1,070,922
Transfer agency—Class A	726
Transfer agency—Class C	157
Transfer agency—Advisor Class	34,830
Transfer agency—Class R	1,261
Transfer agency—Class K	404
Transfer agency—Class I	234
Transfer agency—Class Z	628
Distribution fee—Class A	6,227
Distribution fee—Class C	3,897
Distribution fee—Class R	1,334
Distribution fee—Class K	437
Custody and accounting	262,386
Audit and tax	114,807
Registration fees	108,538
Administrative	88,089
Printing	48,257
Legal	39,715
Directors’ fees	19,439
Miscellaneous	39,895

Total expenses	1,842,183
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(582,002)

Net expenses		1,260,181

Net investment income		4,818,867

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$2,568,898
Forward currency exchange contracts	1,457,338
Futures	(582,537)
Swaps	(896,204)
Written swaptions	53,632
Foreign currency transactions	(129,037)
Net change in unrealized appreciation (depreciation) on:
Investments(b)	11,398,348
Forward currency exchange contracts	12,431
Futures	101,842
Swaps	6,062
Written swaptions	(31,632)
Foreign currency denominated assets and liabilities	(7,049)

Net gain on investment and foreign currency transactions	13,952,092

Net Increase in Net Assets from Operations	$18,770,959

(a)	Net of foreign realized capital gains taxes of $322,099.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $355,591.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 43

STATEMENT OF CHANGES IN NET ASSETS

Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,818,867	$6,026,495
Net realized gain (loss) on investment and foreign currency transactions	2,472,090	(19,891,727)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	11,480,002	(913,422)
Contributions from Affiliates (see Note B)	– 0	–	747

Net increase (decrease) in net assets from operations	18,770,959	(14,777,907)
Distributions to Shareholders
Class A	(150,196)	(76,921)
Class C	(21,070)	(14,846)
Advisor Class	(7,508,816)	(4,344,437)
Class R	(15,954)	(6,580)
Class K	(10,068)	(4,692)
Class I	(18,885)	(3,187)
Class Z	(178,979)	(89,226)
Capital Stock Transactions
Net decrease	(5,796,913)	(9,041,411)

Total increase (decrease)	5,070,078	(28,359,207)
Net Assets
Beginning of period	127,116,566	155,475,773

End of period	$132,186,644	$127,116,566

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2024

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. At a meeting held on October 31-November 2, 2023, the Fund’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. Effective May 20, 2024, Class R and Class K were liquidated. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

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NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2024:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Financials	$6,764,489		$16,134,063		$0	#	$22,898,552
Information Technology	1,806,534		20,803,404		– 0	–	22,609,938
Consumer Discretionary	4,342,287		10,299,297		– 0	–	14,641,584
Communication Services	1,686,207		8,026,280		0	#	9,712,487
Industrials	2,066,776		1,603,421		0	#	3,670,197
Consumer Staples	561,218		2,673,867		0	#	3,235,085
Materials	86,767		3,085,792		0	#	3,172,559
Real Estate	2,497,131		594,986		– 0	–	3,092,117
Energy	465,051		1,829,906		0	#	2,294,957
Utilities	365,893		1,242,887		– 0	–	1,608,780
Health Care	– 0	–	506,071		– 0	–	506,071
Fixed Income Securities:
Sovereign Bonds	– 0	–	18,315,277		– 0	–	18,315,277
Quasi-Sovereign Bonds	– 0	–	6,913,767		– 0	–	6,913,767
Corporate Bonds	– 0	–	5,620,502		20		5,620,522
Treasury Bonds	– 0	–	1,082,381		– 0	–	1,082,381
Emerging Markets – Treasuries	– 0	–	618,943		– 0	–	618,943
Regional Bonds	– 0	–	135,894		– 0	–	135,894
Purchased Options – Puts	– 0	–	0	#	– 0	–	0	#
Short-Term Investments:
Treasury Bills	– 0	–	7,107,366		– 0	–	7,107,366
Investment Companies	1,550,198		– 0	–	– 0	–	1,550,198
Time Deposits	78,817		– 0	–	– 0	–	78,817

Total Investments in Securities	22,271,368		106,594,104	+	20		128,865,492
Other Financial Instruments*:
Assets
Futures	70,384		– 0	–	– 0	–	70,384	†
Forward Currency Exchange Contracts	– 0	–	643,313		– 0	–	643,313
Centrally Cleared Credit Default Swaps	– 0	–	52,869		– 0	–	52,869	†
Centrally Cleared Interest Rate Swaps	– 0	–	29,065		– 0	–	29,065	†
Liabilities
Forward Currency Exchange Contracts	– 0	–	(363,645)		– 0	–	(363,645)
Centrally Cleared Credit Default Swaps	– 0	–	(235,944)		– 0	–	(235,944	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(210,369)		– 0	–	(210,369	)†

Total	$22,341,752		$106,509,393		$20		$128,851,165

#	The Fund held securities with zero market value at period end.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

*

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses

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NOTES TO FINANCIAL STATEMENTS (continued)

other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended March 31, 2024, such waivers/reimbursements amounted to $577,091. The Expense Caps may not be terminated before July 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2024, the reimbursement for such services amounted to $88,089.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $19,499 for the year ended March 31, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $157 from the sale of Class A shares and received $65 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2024, such waiver amounted to $4,851.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2024 is as follows:

Fund	Market Value 3/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/24 (000)		Dividend Income (000)
Government Money Market Portfolio	$3,494	$69,904	$71,848	$1,550		$182
Government Money Market Portfolio*	1,654	1,083	2,737	– 0	–	2

Total				$1,550		$184

*	Investment of cash collateral for securities lending transactions (see Note E).

During the year ended March 31, 2023, the Adviser reimbursed the Fund $747 for trading losses incurred due to trade entry errors.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,247, $1,214 and $3,893 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2024, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$145,958,595	$160,641,359
U.S. government securities	13,988,019	7,294,585

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$120,062,304

Gross unrealized appreciation	$21,497,103
Gross unrealized depreciation	(12,648,842)

Net unrealized appreciation	$8,848,261

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended March 31, 2024, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2024, the Fund held futures for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could

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result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2024, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended March 31, 2024, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust

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risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2024, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of)

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the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2024, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or

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index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2024, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended March 31, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$40,984	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	29,065		Payable for variation margin on centrally cleared swaps	$210,369

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Investments in securities, at value	$0	*(a)

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	643,313		Unrealized depreciation on forward currency exchange contracts	$363,645

Credit contracts	Receivable for variation margin on centrally cleared swaps	14,349		Payable for variation margin on centrally cleared swaps	4,951

Equity contracts	Receivable for variation margin on futures	29,400	*

Total		$757,111			$578,965

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

(a)	Amount is less than $0.5.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$(667,413)	$389,983

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(296,296)	(23,180)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	(58,082)	42,070

Interest rate contracts	Net realized gain (loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	49,930	(31,632)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	$1,457,338	$12,431

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	(9,378)	– 0	–

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	(436,205)	157,758

Credit contracts	Net realized gain (loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	3,702	– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	207,414	(541,679)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(286,241)	125,022

Total		$(35,231)	$130,773

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2024:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,459,385
Average notional amount of sale contracts	$3,253,556	(a)
Inflation Swaps:
Average notional amount	$410,000	(b)
Centrally Cleared Interest Rate Swaps
Average notional amount	$6,291,538
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$47,221,609
Average principal amount of sale contracts	$57,825,078
Futures:
Average notional amount of buy contracts	$17,209,582
Average notional amount of sale contracts	$4,240,921	(c)
Total Return Swaps:
Average notional amount	$8,739,989	(d)
Purchased Swaptions:
Average notional amount	$3,471,800	(e)
Written Swaptions:
Average notional amount	$5,537,000	(d)

(a)	Positions were open for eight months during the reporting period.

(b)	Positions were open for two months during the reporting period.

(c)	Positions were open for less than one month during the reporting period.

(d)	Positions were open for three months during the reporting period.

(e)	Positions were open for nine months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America NA	$46,931	$(46,931)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	57,279	(27,001)			– 0	–		– 0	–		30,278
BNP Paribas SA	68,871	(25,043)			– 0	–		– 0	–		43,828
Brown Brothers Harriman & Co.	5,645	(5,645)			– 0	–		– 0	–		– 0	–
Citibank NA	26,257	– 0	–		– 0	–		– 0	–		26,257

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Deutsche Bank AG	$16,876	$(8,137)	$	– 0	–	$	– 0	–	$8,739
Goldman Sachs Bank USA	173,162	(21,210)		– 0	–		– 0	–	151,952
JPMorgan Chase Bank NA.	112,947	(41,899)		– 0	–		– 0	–	71,048
Morgan Stanley Capital Services LLC	135,345	(55,025)		– 0	–		– 0	–	80,320

Total	$643,313	$(230,891)	$	– 0	–	$	– 0	–	$412,422	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America NA.	$53,934	$(46,931)		$	– 0	–	$	– 0	–	$7,003
Barclays Bank PLC	27,001	(27,001)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	25,043	(25,043)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	16,895	(5,645)			– 0	–		– 0	–	11,250
Deutsche Bank AG	8,137	(8,137)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA.	21,210	(21,210)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	68,656	– 0	–		– 0	–		– 0	–	68,656
JPMorgan Chase Bank NA.	41,899	(41,899)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	55,025	(55,025)			– 0	–		– 0	–	– 0	–
Societe Generale	2,926	– 0	–		– 0	–		– 0	–	2,926
UBS AG	42,919	– 0	–		– 0	–		– 0	–	42,919

Total	$363,645	$(230,891)		$	– 0	–	$	– 0	–	$132,754	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio,

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as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended March 31, 2024 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$53	$1,748	$60

*	As of March 31, 2024.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Class A
Shares sold	27,807	164,220	$216,216	$1,231,831

Shares issued in reinvestment of dividends	15,856	7,481	120,083	56,276

Shares converted from Class C	7,934	566	59,331	4,442

Shares redeemed	(87,619)	(178,070)	(675,596)	(1,325,301)

Net decrease	(36,022)	(5,803)	$(279,966)	$(32,752)

Class C
Shares sold	1,199	2,636	$9,208	$20,015

Shares issued in reinvestment of dividends	2,271	1,406	17,073	10,557

Shares converted to Class A	(7,973)	(569)	(59,331)	(4,442)

Shares redeemed	(20,237)	(32,857)	(156,664)	(240,698)

Net decrease	(24,740)	(29,384)	$(189,714)	$(214,568)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Advisor Class
Shares sold	2,919,194	3,504,028	$22,602,105	$26,233,856

Shares issued in reinvestment of dividends	754,499	454,889	5,731,323	3,426,299

Shares redeemed	(4,000,768)	(5,222,358)	(30,941,729)	(38,886,416)

Net decrease	(327,075)	(1,263,441)	$(2,608,301)	$(9,226,261)

Class R
Shares sold	6,363	7,500	$49,725	$57,670

Shares issued in reinvestment of dividends	2,096	869	15,954	6,580

Shares redeemed	(28,602)	(6,896)	(236,365)	(52,108)

Net increase (decrease)	(20,143)	1,473	$(170,686)	$12,142

Class K
Shares sold	27,460	1,373	$225,591	$10,495

Shares issued in reinvestment of dividends	1,316	622	10,067	4,692

Shares redeemed	(14)	(3,330)	(114)	(22,537)

Net increase (decrease)	28,762	(1,335)	$235,544	$(7,350)

Class I
Shares sold	13,230	23,017	$104,184	$154,572

Shares issued in reinvestment of dividends	2,514	432	18,884	3,187

Shares redeemed	(5,614)	(3,126)	(43,957)	(24,386)

Net increase	10,130	20,323	$79,111	$133,373

Class Z
Shares sold	16,147	64,240	$122,919	$460,745

Shares issued in reinvestment of dividends	23,894	11,940	178,938	89,226

Shares redeemed	(406,162)	(34,805)	(3,164,758)	(255,966)

Net increase (decrease)	(366,121)	41,375	$(2,862,901)	$294,005

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Emerging-Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk—Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative

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NOTES TO FINANCIAL STATEMENTS (continued)

models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended March 31, 2024.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$7,903,968	$4,539,889

Total taxable distributions paid	$7,903,968	$4,539,889

As of March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,356,688
Accumulated capital and other losses	(30,073,093	)(a)
Unrealized appreciation (depreciation)	8,324,730	(b)

Total accumulated earnings (deficit)	$(18,391,675	)(c)

(a)	As of March 31, 2024, the Fund had a net capital loss carryforward of $30,073,093.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2024, the Fund had a net short-term capital loss carryforward of $17,891,978 and a net long-term capital loss carryforward of $12,181,115, which may be carried forward for an indefinite period.

72 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.65	$ 8.70	$ 10.34	$ 7.04	$ 8.89

Income From Investment Operations

Net investment income(a)(b)	.28	.33	.31	.19	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.87	(1.14)	(1.63)	3.32	(1.68)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.15	(.81)	(1.32)	3.51	(1.39)

Less: Dividends

Dividends from net investment income	(.48)	(.24)	(.32)	(.21)	(.46)

Net asset value, end of period	$ 8.32	$ 7.65	$ 8.70	$ 10.34	$ 7.04

Total Return

Total investment return based on net asset value(d)	15.72%	(9.24)%	(13.12)%	50.17%	(16.50)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,504	$2,578	$2,984	$3,644	$3,040

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	1.24%	1.25%	1.24%	1.23%	1.23%

Expenses, before waivers/ reimbursements(e)(f)†	1.70%	1.69%	1.48%	1.64%	1.76%

Net investment income(b)	3.56%	4.34%	3.12%	2.14%	3.26%

Portfolio turnover rate	134%	89%	81%	88%	117%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 81.

74 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85

Income From Investment Operations

Net investment income(a)(b)	.22	.28	.24	.13	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	(1.15)	(1.63)	3.29	(1.66)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.08	(.87)	(1.39)	3.42	(1.44)

Less: Dividends

Dividends from net investment income	(.42)	(.18)	(.24)	(.14)	(.40)

Net asset value, end of period	$ 8.27	$ 7.61	$ 8.66	$ 10.29	$ 7.01

Total Return

Total investment return based on net asset value(d)	14.78%	(9.99)%	(13.78)%	49.01%	(17.11)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$287	$452	$769	$1,117	$1,010

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	1.99%	2.00%	1.99%	1.98%	1.98%

Expenses, before waivers/ reimbursements(e)(f)†	2.45%	2.43%	2.24%	2.40%	2.51%

Net investment income(b)	2.92%	3.67%	2.36%	1.40%	2.54%

Portfolio turnover rate	134%	89%	81%	88%	117%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.66	$ 8.72	$ 10.36	$ 7.06	$ 8.91

Income From Investment Operations

Net investment income(a)(b)	.30	.35	.34	.22	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.88	(1.15)	(1.63)	3.31	(1.66)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.18	(.80)	(1.29)	3.53	(1.36)

Less: Dividends

Dividends from net investment income	(.50)	(.26)	(.35)	(.23)	(.49)

Net asset value, end of period	$ 8.34	$ 7.66	$ 8.72	$ 10.36	$ 7.06

Total Return

Total investment return based on net asset value(d)	16.11%	(9.11)%	(12.87)%	50.40%	(16.24)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$128,558	$120,675	$148,374	$185,534	$122,322

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.99%	1.00%	.99%	.98%	.98%

Expenses, before waivers/reimbursements(e)(f)†	1.45%	1.44%	1.23%	1.39%	1.51%

Net investment income(b)	3.84%	4.59%	3.36%	2.36%	3.42%

Portfolio turnover rate	134%	89%	81%	88%	117%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 81.

76 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.71	$ 8.75	$ 10.37	$ 7.05	$ 8.88

Income From Investment Operations

Net investment income(a)(b)	.25	.31	.29	.17	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.88	(1.15)	(1.64)	3.31	(1.65)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.13	(.84)	(1.35)	3.48	(1.40)

Less: Dividends

Dividends from net investment income	(.46)	(.20)	(.27)	(.16)	(.43)

Net asset value, end of period	$ 8.38	$ 7.71	$ 8.75	$ 10.37	$ 7.05

Total Return

Total investment return based on net asset value(d)	15.31	%^	(9.50)%	(13.31)%	49.68%	(16.64)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$113	$259	$281	$345	$271

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.49%	1.50%	1.49%	1.48%	1.48%

Expenses, before waivers/reimbursements(e)(f)†	2.39%	2.16%	1.95%	2.10%	2.23%

Net investment income(b)	3.19%	4.09%	2.85%	1.84%	2.92%

Portfolio turnover rate	134%	89%	81%	88%	117%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.68	$ 8.72	$ 10.35	$ 7.04	$ 8.87

Income From Investment Operations

Net investment income(a)(b)	.29	.33	.31	.19	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	(1.14)	(1.64)	3.31	(1.67)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.15	(.81)	(1.33)	3.50	(1.38)

Less: Dividends

Dividends from net investment income	(.47)	(.23)	(.30)	(.19)	(.45)

Net asset value, end of period	$ 8.36	$ 7.68	$ 8.72	$ 10.35	$ 7.04

Total Return

Total investment return based on net asset value(d)	15.76%	(9.25)%	(13.16)%	50.10	%^	(16.55)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$400	$146	$178	$292	$212

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.24%	1.25%	1.24%	1.23%	1.23%

Expenses, before waivers/reimbursements(e)(f)†	1.92%	1.85%	1.64%	1.80%	1.92%

Net investment income(b)	3.66%	4.39%	3.11%	2.13%	3.34%

Portfolio turnover rate	134%	89%	81%	88%	117%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.58	$ 8.63	$ 10.27	$ 6.99	$ 8.83

Income From Investment Operations

Net investment income(a)(b)	.28	.30	.35	.20	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.88	(1.09)	(1.64)	3.31	(1.72)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.16	(.79)	(1.29)	3.51	(1.36)

Less: Dividends

Dividends from net investment income	(.49)	(.26)	(.35)	(.23)	(.48)

Net asset value, end of period	$ 8.25	$ 7.58	$ 8.63	$ 10.27	$ 6.99

Total Return

Total investment return based on net asset value(d)	16.13%	(9.07)%	(12.97)%	50.61%	(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$315	$213	$67	$316	$10

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	.99%	1.01%	.99%	.99%	.98%

Expenses, before waivers/ reimbursements(e)(f)†	1.51%	1.50%	1.22%	1.25%	1.46%

Net investment income(b)	3.65%	4.03%	3.46%	1.99%	4.19%

Portfolio turnover rate	134%	89%	81%	88%	117%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 7.61	$ 8.66	$ 10.29	$ 7.01	$ 8.85

Income From Investment Operations

Net investment income(a)(b)	.29	.34	.34	.22	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	(1.13)	(1.62)	3.29	(1.59)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.15	(.79)	(1.28)	3.51	(1.35)

Less: Dividends

Dividends from net investment income	(.49)	(.26)	(.35)	(.23)	(.49)

Net asset value, end of period	$ 8.27	$ 7.61	$ 8.66	$ 10.29	$ 7.01

Total Return

Total investment return based on net asset value(d)	15.94%	(9.04)%	(12.85)%	50.47%	(16.25)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10	$2,794	$2,823	$695	$144

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)†	.99%	1.00%	.99%	.99%	.99%

Expenses, before waivers/ reimbursements(e)(f)†	1.41%	1.43%	1.22%	1.32%	1.54%

Net investment income(b)	3.77%	4.49%	3.41%	2.29%	2.78%

Portfolio turnover rate	134%	89%	81%	88%	117%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 81.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for years ended March 31, 2024, March 31, 2023, March 31, 2022, March 31, 2021 and March 31, 2020, such waiver amounted to 0.00%, 0.00%, 0.01%, 0.01% and 0.01%, respectively.

(f)	The expense ratios presented below exclude interest expense:

	2024	2023	2022	2021	2020

Class A
Net of waivers/reimbursements	1.24%	1.24%	1.24%	1.23%	1.23%
Before waivers/reimbursements	1.70%	1.68%	1.48%	1.64%	1.76%
Class C
Net of waivers/reimbursements	1.99%	1.99%	1.99%	1.98%	1.98%
Before waivers/reimbursements	2.45%	2.42%	2.24%	2.40%	2.51%
Advisor Class
Net of waivers/reimbursements	.99%	.99%	.99%	.98%	.98%
Before waivers/reimbursements	1.45%	1.43%	1.23%	1.39%	1.51%
Class R
Net of waivers/reimbursements	1.49%	1.49%	1.49%	1.48%	1.48%
Before waivers/reimbursements	2.39%	2.15%	1.95%	2.10%	2.23%
Class K
Net of waivers/reimbursements	1.24%	1.24%	1.24%	1.23%	1.23%
Before waivers/reimbursements	1.92%	1.84%	1.64%	1.80%	1.92%
Class I
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.98%
Before waivers/reimbursements	1.51%	1.48%	1.22%	1.25%	1.46%
Class Z
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.99%
Before waivers/reimbursements	1.41%	1.42%	1.22%	1.32%	1.54%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Emerging Markets Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 24, 2024

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended March 31, 2024.

For individual shareholders, the Fund designates 21.30% of dividends paid as qualified dividend income. For foreign shareholders, 1.79% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS
Christian DiClementi(2), Vice President Richard Cao(2), Vice President Sammy Suzuki(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. DiClementi, Cao and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Turner is expected to retire effective December 31, 2024.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 48 (2021)	Senior Vice President of the Adviser**, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 72 (2011)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014 – 2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	81	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 80 (2011)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	81	None

Nancy P. Jacklin,## 76 (2011)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,##^ 82 (2011)	Private Investor since prior to 2019. He is a former (2007-2020) director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) and, former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 1999-2000, and 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships and as a director of a number of public and private companies. He also has extensive non-profit board leadership experience, including as a former Chair of the Corporation for Public Broadcasting and the Smithsonian’s National Museum of Natural history, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023-June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2019 until June 2023.	81	None

*

The address for each of the Fund’s disinterested Directors and Advisory Board member is c/o AllianceBernstein L.P. Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

^	Mr. Turner is expected to retire effective December 31, 2024.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPLE OCCUPATION DURING LAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Sammy Suzuki 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019; Head-Emerging Markets Equities.

Richard Cao 31	Vice President	Vice President of the Adviser**, with which he has been associated in a substantially similar capacity to his current position, including as a portfolio analyst, since prior to 2019.

Christian DiClementi 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held in-person on October 31-November 2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was equal to the median.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 103

NOTES

104 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0151-0324

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Market Multi-Asset	2023	$60,657	—	$25,331
	2024	$60,657	—	$36,542

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Market Multi-Asset	2023	$2,010,014	$25,331
			$—
			$(25,331)
	2024	$1,949,620	$36,542
			$—
			$(36,542)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 30, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	May 30, 2024